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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

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                                  May 13, 2005
                Date of Report (Date of earliest event reported)


                           THE FLAMEMASTER CORPORATION
                           ---------------------------
               (Exact name of registrant as specified in charter)


     NEVADA                           0-2712                        95-2018730
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(state or other                    (Commission                    (IRS Employer
jurisdiction of                    File Number)                   Identification
 incorporation)                                                       Number)


                                11120 SHERMAN WAY
                          SUN VALLEY, CALIFORNIA 91352
              (Address of principal executive offices and zip code)


                                 (818) 982-1650
              (Registrant's telephone number, including area code)

                                 (818) 765-5603
               (Registrant's facsimile number including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS:

     On May 10, 2005, The Flamemaster Corporation (the "Company") received notification that the firm of Sarna & Company("SAC") had resigned as the Company's independent auditors effective immediately. The resignation of SAC was accepted by the Company's Audit Committee and Board of Directors on May 12, 2005.

     During the years ended September 30, 2004 and 2003 and the subsequent interim periods, there were no disagreements between the Company and SAC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of SAC, would have been referred to in their reports. SAC's report on the Company's financial statements for the years ended September 30, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the years ended September 30, 2004 and 2003 and the subsequent interim periods, there were no reportable events (as defined in Item 304(a) (1) (v) of Securities and Exchange Commission Regulation S-K).

     On May 13, 2005, the Company engaged Jewett Schwartz & Associates ("JSA"), based in Hollywood, Florida to serve as its new auditors. JSA is a registered member of the Public Company Accounting Oversight Board (PCAOB).

     During the year ended September 30, 2004 and the subsequent interim periods, the Company did not consult with JSA regarding either (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or
(ii) any matter that was either the subject of a disagreement (as defined in Item 304(a) (l) (iv) of Regulation S-K) or a reportable event (as defined in
Item 304(a) (l) (v) of Regulation S-K)

Registrant provided a copy of the foregoing disclosures to SAC. Exhibit 16.1 to this Form 8-K is a copy of SAC's letter dated May 13, 2005 stating that it has found no basis for disagreement with such statements.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

a)       Financial Statements Not Applicable

b)       Proforma Financial Information. Not Applicable

c)       Exhibits.

         16.1 Letter from Sarna & Company dated May 13, 2005 indicating no disagreements with disclosure's made in response to Item 4 of the Form 8-K

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FLAMEMASTER CORPORATION
                                           ------------------------------
                                                    (Registrant)
Date:
May 13, 2005
                                           /s/ JOSEPH MAZIN
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                                                    (Signature)
                                           Joseph Mazin,
                                           President and Chairman and
                                           Chief Executive Officer